EXHIBIT 32

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jose Cisneros, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, Casita Enterprises, Inc.'s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Casita Enterprises, Inc.



Date: August 12, 2009               By: /s/ Jose Cisneros
                                       -----------------------------------------
                                    Name:  Jose Cisneros
                                    Title: Chief Executive and Financial Officer


A signed original of this written statement required by Section 906 has been provided to Casita Enterprises, Inc. and will be retained by Casita Enterprises, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.